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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 33-64845) UNDER
                          THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.

                      Post-Effective Amendment No. 6

                                      and

  REGISTRATION STATEMENT (NO. 811-07443) UNDER THE INVESTMENT COMPANY ACT OF
                                   1940

                             Amendment No. 9

                           VANGUARD WHITEHALL FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                P.O. Box 2600,
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

  It is requested that this filing become effective on February 5, 1999 pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. We filed our Rule 24f-2 for the year ended October 31, 1998, on January 21, 1999.

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

                            VANGUARD WHITEHALL FUNDS

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Front and Back Cover Pages............ Front and Back Cover Pages
  Item 2.    Risk/Return Summary: Investments,
             Risks, and Performance................ Fund Profile
  Item 3.    Risk/Return Summary: Fee Table........ Fee Table
  Item 4.    Investment Objectives, Principal
             Investment Strategies, and Related
             Risks................................. A Word About Risk; Who
                                                    Should Invest; Primary
                                                    Investment Strategies
  Item 5.    Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated October
                                                    31, 1998 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on December 16, 1998
  Item 6.    Management, Organization, and Capital
             Structure............................. The Fund and Vanguard;
                                                    Investment Adviser
  Item 7.    Shareholder Information............... Share Price; Dividends,
                                                    Capital Gains, and Taxes;
                                                    Investing with Vanguard
  Item 8.    Distribution Arrangements............. Not Applicable
  Item 9.    Financial Highlights Information...... Financial Highlights
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page and Table of Contents...... Cover Page; Table of
                                                    Contents
  Item 11.   Fund History.......................... Description of the Trust
  Item 12.   Description of the Fund and its
             Investments and Risks................. Description of the Trust;
                                                    Investment Policies;
                                                    Fundamental Investment
                                                    Limitations
  Item 13.   Management of the Fund................ Management of the Trust
  Item 14.   Control Persons and Principal Holders
             of Securities......................... Management of the Trust
  Item 15    Investment Advisory and Other
             Services.............................. Investment Advisory
                                                    Services
  Item 16.   Brokerage Allocation and Other
             Practices............................. Portfolio Transactions
  Item 17.   Capital Stock and Other Securities.... Description of the Trust
  Item 18.   Purchase, Redemption, and Pricing of
             Shares................................ Purchase of Shares;
                                                    Redemption of Shares;
                                                    Share Price
  Item 19.   Taxation of the Fund.................. Description of the Trust
  Item 20.   Underwriters.......................... Not Applicable
  Item 21.   Calculation of Performance Data....... Yield and Total Return
  Item 22.   Financial Statements.................. Financial Statements

                                        Vanguard
                                        Selected Value
                                        Fund

                                        Prospectus
                                        February 5, 1999





This prospectus contains
financial data for the
Fund through the fiscal year
ended October 31, 1998.

                                        [LOGO OF VANGUARD GROUP(R) APPEARS HERE]

Vanguard Selected Value Fund

Prospectus
February 5, 1999

A Value Stock Mutual Fund

    Contents

1 Fund Profile                           10 Financial Highlights

2 Additional Information                 11 Investing with Vanguard

3 A Word About Risk                      11 Services and Account Features

3 Who Should Invest                      12 Types of Accounts

3 Primary Investment Strategies          12 Buying Shares

6 The Fund and Vanguard                  14 Redeeming Shares

6 Investment Adviser                     17 Transferring Registration

7 Year 2000 Challenge                    17 Fund and Account Updates

8 Dividends, Capital Gains, and Taxes    Glossary (inside back cover)

9 Share Price


--------------------------------------------------------------------------------
Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of Vanguard Selected Value Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------





Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

The following profile summarizes key features of Vanguard Selected Value Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term growth of capital and incidental income.

INVESTMENT STRATEGIES

The Fund invests mainly in the stocks of medium-size U.S. companies. The Fund uses a "value" investment approach, choosing companies with relatively low price/earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be undervalued or out of favor with investors.

Primary Risks

The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Because the Fund invests a higher percentage of assets in its ten largest holdings than the average stock fund does, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund is also subject to:

 . Investment style risk, which is the chance that returns from value stocks or stocks of medium-size companies will trail returns from other asset classes or the overall stock market.


 . Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                            [BAR CHART APPEARS HERE]

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

1997       17.40%
1998      -11.77%

--------------------------------------------------------------------------------


     During the period shown in the bar chart, the highest return for a calendar quarter was 17.51% (quarter ended December 31, 1998) and the lowest return for a quarter was -27.23% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Vanguard Selected Value Fund                        -11.77%           4.91%
Russell MidCap Index                                 10.10           18.17
--------------------------------------------------------------------------------
*February 15, 1996.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred during the fiscal year ended October 31, 1998.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                                  None
Sales Charge (Load) Imposed on Reinvested Dividends:                       None
Redemption Fees:                                                           None
Exchange Fees:                                                             None


Annual Fund Operating Expenses (expenses deducted from the Fund's assets)

Management Expenses:                                                       0.58%
12b-1 Distribution Fees:                                                   None
Other Expenses:                                                            0.07%
  Total Annual Operating Expenses:                                         0.65%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
          1 Year           3 Years          5 Years        10 Years
--------------------------------------------------------------------------------
            $66              $208             $362           $810
--------------------------------------------------------------------------------

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

                                PLAIN TALK ABOUT

                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT

                                 Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Selected Value Fund's expense ratio in fiscal year 1998 was 0.65%, or $6.50 per $1,000 of average net assets. The average mid-cap equity mutual fund had expenses in 1997 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.


Additional Information

Dividends and Capital Gains
Paid annually in December

Investment Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, Texas, since inception

Inception Date
February 15, 1996

Net Assets as of October 31, 1998
$152 million

Suitable for IRAs
Yes

Minimum Initial Investment
$3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation
SelValu

Vanguard Fund Number
934

Cusip Number
921946109

Ticker Symbol
VASVX

--------------------------------------------------------------------------------
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Selected Value Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Selected Value Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

Look for this [GRAPHIC APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------


Who Should Invest

The Fund may be a suitable investment for you if:

 . You wish to add a stock fund that emphasizes undervalued, medium-size companies to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

 . You are seeking growth of capital over the long term--at least five years.

 . You are not looking for significant levels of current income from dividends or interest.

 . You characterize your investment temperament as "moderately aggressive."

  The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

  The Fund has adopted the following policies, among others, to discourage short-term trading:

 . The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 . There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).

 . The Fund reserves the right to stop offering shares at any time.


Primary Investment Strategies

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth of capital and incidental income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, investment style risk, concentration risk, and manager risK--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

                                PLAIN TALK ABOUT

                            Costs and Market-Timing

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT

                          Value Funds and Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).


Market Exposure

The Fund's primary strategy is to invest chiefly in mid-capitalization common stocks considered to have low prices in relation to corporate earnings and book value.

[FLAG     The Fund is subject to market risk, which is the possibility that
APPEARS   stock prices overall will decline over short or even long periods.
HERE] Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1998)
--------------------------------------------------------------------------------
               1 Year         5 Years        10 Years       20 Years
--------------------------------------------------------------------------------
Best            54.2%          24.1%           19.9%          17.7%
Worst          -43.1          -12.4            -0.8            3.1
Average         13.1           10.7            11.0           11.0
--------------------------------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

     Finally, because Vanguard Selected Value Fund's holdings are not identical to the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

                                PLAIN TALK ABOUT

                    Large-Cap, Mid-Cap, and Small-Cap Stocks

Stocks of publicly traded companies--and mutual funds that hold these stocks-- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a median market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a median market value of less than $1 billion.

[FLAG    The Fund is subject to investment style risk, which is the
APPEARS  possibility that returns from mid-capitalization stocks or value stocks
HERE] from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better--or worse--than common stocks in general. These periods have, in the past, lasted for as long as several years.

Security Selection

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), adviser to the Fund, seeks out medium-size companies that it considers to be undervalued, choosing them on the basis of extensive research and meetings with company management. According to BHM&S, a company is undervalued if its earnings potential is not reflected in its stock's price. Such stocks generally have low price/earnings ratios. BHM&S holds an undervalued stock until its price reflects, in BHM&S's view, the company's underlying value.

[FLAG    Because the Fund invests a higher percentage of assets in its ten
APPEARS  largest holdings than the average stock fund does, the Fund is subject
HERE] to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks.

     As of October 31, 1998, the Fund had invested 45% of net assets in its top ten holdings.

     The Fund is run by BHM&S according to traditional methods of active investment management. This means that securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.

     The Fund is generally managed without regard to tax ramifications.

[FLAG    The Fund is subject to manager risk, which is the possibility that the
APPEARS  adviser may do a poor job of selecting stocks.
HERE]

Turnover Rate

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate since inception has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

Other Investment Policies and Risks

Besides investing in common stocks of value companies, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to: (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken

                                PLAIN TALK ABOUT

                              Fund Diversification

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT

                                 Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

6

a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

  The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

  The reasons for which the Fund will invest in futures and options are:

 . To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

 . To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

  The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $420 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


Investment Adviser

The Fund employs Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, as its investment adviser. BHM&S manages the Fund subject to the control of the Trustees and officers of the Fund.

  BHM&S's advisory fee is paid quarterly. This fee is based on certain sliding annual percentage rates applied to the Fund's average month-end assets for each quarter.

  In addition, BHM&S's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the

                                PLAIN TALK ABOUT

                                  Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

                                PLAIN TALK ABOUT

                     Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs.
No separate management company reaps profits or absorbs losses from operating the funds.

Russell Midcap Index over the same period. This Index is a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States.

     For the year ended October 31, 1998, the net fee paid to BHM&S was $430,000, after a decrease of $282,000 based on performance. This fee represented an effective annual rate of 0.23% of the Fund's average net assets.

     The Fund has authorized BHM&S to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

     In the interest of obtaining better execution of a transaction, BHM&S may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then BHM&S is authorized to choose a broker who, in addition to executing the transaction, will provide research services to BHM&S or the Fund. Also, the Fund may direct BHM&S to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, any such change will be communicated to shareholders in writing.


Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT

                               The Fund's Adviser

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S) is an investment advisory firm founded in 1979. As of October 31, 1998, BHM&S managed more than $34 billion in stock and bond portfolios for a limited number of institutional clients. Since 1985, BHM&S has managed the majority of the assets for Vanguard Windsor II Fund. The managers responsible for overseeing the implementation of BHM&S's strategy for Vanguard Selected Value Fund are:

     James S. McClure, Principal at BHM&S; has managed portfolio investments since 1976; with BHM&S since 1995; B.A. and M.B.A., University of Texas.

     John P. Harloe, Principal at BHM&S; has managed portfolio investments since 1984; with BHM&S since 1995; B.A. and M.B.A., University of South Carolina.

8

                                PLAIN TALK ABOUT

                                 Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT

                              "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

 . The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

 . Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

 . Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

 . If you sell or exchange shares, any gain or loss you have is a taxable event.
  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

 . Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

Important Note: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                               Total Assets - Liabilities
          Net Asset Value = ---------------------------------
                              Number of Shares Outstanding

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is SelValu.

10

                                PLAIN TALK ABOUT

                   How to Read the Financial Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $12.98 per share. During the year, the Fund earned $.07 per share from investment income (interest and dividends). There was a decline of $2.31 per share from investments that had depreciated in value or that were sold for lower prices than the Fund paid for them.

Shareholders received $.51 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

Investment losses ($2.24 per share) plus the distributions ($.51 per share) resulted in a share price of $10.23 at the end of the year. This was a decrease of $2.75 per share (from $12.98 at the beginning of the year to $10.23 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -17.80% for the year.

As of October 31, 1998, the Fund had $152 million in net assets. For the year, its expense ratio was 0.65% ($6.50 per $1,000 of net assets); and its net investment income amounted to 0.58% of its average net assets. It sold and replaced securities valued at 47% of its net assets.


Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance since inception, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                              Vanguard Selected Value Fund
                                        Year Ended October 31,
                                        ----------------------      Feb. 15* to
                                         1998            1997     Oct. 31, 1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $12.98          $10.07        $10.00
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                    .07             .06           .04
  Net Realized and Unrealized Gain
    (Loss) on Investments                (2.31)           3.02           .03
                                        ----------------------------------------
Total from Investment Operations         (2.24)           3.08           .07
                                        ----------------------------------------
Distributions
  Dividends from Net Investment Income    (.05)           (.06)           --
  Distributions from Realized Capital
    Gains                                 (.46)           (.11)           --
                                        ----------------------------------------
    Total Distributions                   (.51)           (.17)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $10.23          $12.98        $10.07
================================================================================

Total Return                           -17.80%          30.92%         0.70%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period
    (Millions)                            $152            $190           $93
  Ratio of Total Expenses to Average
    Net Assets                           0.65%           0.74%       0.75%**
  Ratio of Net Investment Income to
    Average Net Assets                   0.58%           0.60%       0.75%**
  Turnover Rate                            47%             32%           25%
================================================================================
*  Inception date.
** Annualized.

From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.





"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [GRAPHIC APPEARS HERE]. Please call us to request copies.


Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)

Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
Vanguard Direct Deposit Service/TM/ [GRAPHIC APPEARS HERE]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
Vanguard Automatic Exchange Service/TM/ [GRAPHIC APPEARS HERE]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Fund Express(R) [GRAPHIC APPEARS HERE]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
Vanguard Dividend Express/TM/ [GRAPHIC APPEARS HERE]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------

Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD) [GRAPHIC APPEARS HERE]

Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------

Access Vanguard/TM/ www.vanguard.com [GRAPHIC APPEARS HERE]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

 . Open a new account.*
 . Buy, sell, or exchange shares of most funds.
 . Change your name/address.
 . Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
Client Services Department: 1-800-662-2739 (CREW) Text Telephone:
1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

12

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People

Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [GRAPHIC APPEARS HERE]

Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For Individual Retirement Accounts [GRAPHIC APPEARS HERE]

Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
For an Organization [GRAPHIC APPEARS HERE]

Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
For Third-Party Trustee Retirement Investments

Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
Vanguard Prototype Plans

Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
Minimum Investment to . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A Note on Low Balances

The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
By Mail to . . . [GRAPHIC APPEARS HERE]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-934
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2600                      455 Devon Park Drive
Valley Forge, PA 19482-2600        Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2900                      455 Devon Park Drive
Valley Forge, PA 19482-2900        Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
By Telephone to . . . [GRAPHIC APPEARS HERE] open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account              Client Services
1-800-662-6273                     1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account [GRAPHIC APPEARS
                                                                  HERE]

Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Selected Value Fund-934
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]
--------------------------------------------------------------------------------

14

     You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

--------------------------------------------------------------------------------
A Note on Large Purchases

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------


Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:

 . Vanguard sends the redemption proceeds to you or a designated third party.* . You can sell all or part of your Fund shares at any time.

*Proceeds sent to third parties require a signature guarantee; see footnote on page 16.

When Exchanging Shares:

 . The redemption proceeds are used to purchase shares of a different Vanguard fund.
 . You must meet the receiving fund's minimum investment requirements.
 . Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is processed and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------

How to Request a Redemption

You can request a redemption (that is, either a sale or exchange of shares) from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
Online Requests [GRAPHIC APPEARS HERE]

Access Vanguard at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

     Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
Telephone Requests [GRAPHIC APPEARS HERE]

All Account Types Except Retirement:

Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account              Client Services
1-800-662-6273                     1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:

[X]  The ten-digit account number.
[X]  The name and address exactly as registered on the account.
[X] The primary Social Security or employer identification number as registered on the account.
[X]  The Personal Identification Number, if applicable.

Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A Note on Unusual Circumstances

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
Mail Requests [GRAPHIC APPEARS HERE]

All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:

For information on how to request distributions from:

 . Traditional IRAs and Roth IRAs--call Client Services.

 . SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and
  Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 1120                      455 Devon Park Drive
Valley Forge, PA 19482-1120        Wayne, PA 19087-1815

16

For clients of Vanguard's Institutional Division...

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2900                      455 Devon Park Drive
Valley Forge, PA 19482-2900        Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A Note on Large Redemptions

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
Check Redemptions

Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------

Exchange Redemptions

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions:

Request in "Good Order"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

[X]  The Fund name and account number.
[X]  The amount of the transaction (in dollars or shares).
[X] Signatures of all owners exactly as registered on the account (for mail requests).
[X]  Signature guarantees (if required).*
[X]  Any supporting legal documentation that may be required.
[X]  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity

Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

 . You may make no more than two substantive "round trips" through the Fund during any 12-month period.
 . Your round trips through the Fund must be at least 30 days apart.
 . The Fund may refuse a share purchase at any time, for any reason.
 . Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Return Your Share Certificates

Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
All Trades Final

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------


Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 1100                      455 Devon Park Drive
Valley Forge, PA 19482-1100        Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2900                      455 Devon Park Drive
Valley Forge, PA 19482-2900        Wayne, PA 19087-1815
--------------------------------------------------------------------------------

Fund and Account Updates

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
Confirmation Statement

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary [GRAPHIC APPEARS HERE]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------

18

--------------------------------------------------------------------------------
Fund Financial Reports

Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
Tax Statements

Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------

Average Cost Review Statement [GRAPHIC APPEARS HERE]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

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


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

Glossary of Investment Terms

Capital Gains Distribution

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income

Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fixed-Income Securities

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Fund Diversification

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

Growth Stock Fund

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

Investment Adviser

An organization that makes the day-to-day decisions regarding a fund's investments.

Net Asset Value (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Price/Earnings (P/E) Ratio

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal

The amount of your own money you put into an investment.

Securities

Stocks, bonds, and other investment vehicles.

Total Return

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Value Stock Fund

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison to such factors as revenue, earnings, book value, and dividends.

Volatility

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                        [LOGO OF VANGUARD GROUP(R) APPEARS HERE]

                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


For More Information

If you'd like more information about Vanguard Selected Value Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

World Wide Web:
www.vanguard.com

E-mail:
online@vanguard.com


If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-662-2738

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-07443



(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

P934N-02/05/1999

                                   Vanguard
                                Selected Value
                                     Fund

                            Participant Prospectus
                               February 5, 1999


This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1998.




                            [ART WORK APPEARS HERE]







                                   [LOGO OF THE VANGUARD GROUP APPEARS HERE]

Vanguard Selected Value Fund

Participant Prospectus
February 5, 1999

A Value Stock Mutual Fund

Contents

1 Fund Profile                         7 Year 2000 Challenge

2 Additional Information               8 Dividends, Capital Gains, and Taxes

3 A Word About Risk                    8 Share Price

3 Who Should Invest                    9 Financial Highlights

3 Primary Investment Strategies       10 Investing with Vanguard

6 The Fund and Vanguard               10 Accessing Fund Information by Computer

6 Investment Adviser                  Glossary (inside back cover)


--------------------------------------------------------------------------------

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of Vanguard Selected Value Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Important Note
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

--------------------------------------------------------------------------------




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy or this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

The following profile summarizes key features of Vanguard Selected Value Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term growth of capital and incidental income.

INVESTMENT STRATEGIES

The Fund invests mainly in the stocks of medium-size U.S. companies. The Fund uses a "value" investment approach, choosing companies with relatively low price/earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be undervalued or out of favor with investors.

PRIMARY RISKS

The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Because the Fund invests a higher percentage of assets in its ten largest holdings than the average stock fund does, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund is also subject to:

 . Investment style risk, which is the chance that returns from value stocks or stocks of medium-size companies will trail returns from other asset classes or the overall stock market.

 . Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------
                             Annual Total Returns
      --------------------------------------------------------------------

                             1997          17.40%
                             1998         -11.77%
      --------------------------------------------------------------------


  During the period shown in the bar chart, the highest return for a calendar quarter was 17.51% (quarter ended December 31, 1998) and the lowest return for a quarter was -27.23% (quarter ended September 30, 1998).

      --------------------------------------------------------------------
        Average Annual Total Returns for Years Ended December 31, 1998
      --------------------------------------------------------------------
                                         1 Year           Since Inception*
      --------------------------------------------------------------------
      Vanguard Selected Value Fund       -11.77%                4.91%

      Russell MidCap Index                10.10                18.17
      --------------------------------------------------------------------
      *February 15, 1996.
      --------------------------------------------------------------------

2

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred during the fiscal year ended October 31, 1998.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:               None

Sales Charge (Load) Imposed on Reinvested Dividends:    None

Redemption Fees:                                        None

Exchange Fees:                                          None

Annual Fund Operating Expenses (expenses deducted from the Fund's assets)

Management Expenses:                                   0.58%

12b-1 Distribution Fees:                               None
Other Expenses:                                        0.07%

  Total Annual Operating Expenses:                     0.65%


  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

      --------------------------------------------------------------------
          1 Year          3 Years          5 Years        10 Years
      --------------------------------------------------------------------
          $66              $208             $362            $810
      --------------------------------------------------------------------

  This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

                               PLAIN TALK ABOUT

                            The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                               PLAIN TALK ABOUT

                                Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Selected Value Fund's expense ratio in fiscal year 1998 was 0.65%, or $6.50 per $1,000 of average net assets. The average mid-cap equity mutual fund had expenses in 1997 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

Additional Information

Dividends and Capital Gains
Paid annually in December

Investment Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, Texas, since inception

Inception Date
February 15, 1996

Net Assets as of October 31, 1998
$152 million

Newspaper Abbreviation
SelValu

Vanguard Fund Number
934

Cusip Number
921946109

Ticker Symbol
VASVX

================================================================================
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Selected Value Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Selected Value Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

  Look for this [GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.



Who Should Invest

The Fund may be a suitable investment for you if:

 . You wish to add a stock fund that emphasizes undervalued, medium-size companies to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

 . You are seeking growth of capital over the long term at least five years.

 . You are not looking for significant levels of current income from dividends or interest.

 . You characterize your investment temperament as "moderately aggressive."

  The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

  The Fund has adopted the following policies, among others, to discourage short-term trading:

 . The Fund reserves the right to reject any purchase request including exchanges from other Vanguard funds that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 . There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the Investing with Vanguard section).

 . The Fund reserves the right to stop offering shares at any time.

Primary Investment Strategies

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth of capital and incidental income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, investment style risk, concentration risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.


                               PLAIN TALK ABOUT

                           Costs and Market-Timing

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

4

                               PLAIN TALK ABOUT

                         Value Funds and Growth Funds

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).

Market Exposure

The Fund's primary strategy is to invest chiefly in mid-capitalization common stocks considered to have low prices in relation to corporate earnings and book value.

[GRAPHIC The Fund is subject to market risk, which is the possibility that APPEARS stock prices overall will decline over short or even long periods.
 HERE] Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                   U.S. Stock Market Returns (1926-1998)
--------------------------------------------------------------------------------
                   1 Year        5 Years       10 Years      20 Years
--------------------------------------------------------------------------------
Best                 54.2%         24.1%         19.9%         17.7%
Worst               -43.1         -12.4          -0.8           3.1
Average              13.1          10.7          11.0          11.0
--------------------------------------------------------------------------------


  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through
1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

  Finally, because Vanguard Selected Value Fund's holdings are not identical to the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.


                               PLAIN TALK ABOUT

                   Large-Cap, Mid-Cap, and Small-Cap Stocks

Stocks of publicly traded companies and mutual funds that hold these stocks can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a median market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a median market value of less than $1 billion.

[GRAPHIC The Fund is subject to investment style risk, which is the APPEARS possibility that returns from mid-capitalization stocks or value
 HERE] stocks will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than common stocks in general. These periods have, in the past, lasted for as long as several years.

Security Selection

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), adviser to the Fund, seeks out medium-size companies that it considers to be undervalued, choosing them on the basis of extensive research and meetings with company management. According to BHM&S, a company is undervalued if its earnings potential is not reflected in its stock's price. Such stocks generally have low price/earnings ratios. BHM&S holds an undervalued stock until its price reflects, in BHM&S's view, the company's underlying value.

[GRAPHIC  Because the Fund invests a higher percentage of assets in its ten
 APPEARS  largest holdings than the average stock fund does, the Fund is subject
 HERE] to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks.

  As of October 31, 1998, the Fund had invested 45% of net assets in its top ten holdings.

  The Fund is run by BHM&S according to traditional methods of active investment management. This means that securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.

  The Fund is generally managed without regard to tax ramifications.

[GRAPHIC The Fund is subject to manager risk, which is the possibility that the APPEARS adviser may do a poor job of selecting stocks.
 HERE]

Turnover Rate

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate since inception has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

Other Investment Policies and Risks

Besides investing in common stocks of value companies, the Fund may make certain other kinds of investments to achieve its objective.

  Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to: (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken


                               PLAIN TALK ABOUT

                             Fund Diversification

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.


                               PLAIN TALK ABOUT

                                Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

6

a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

  The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

  The reasons for which the Fund will invest in futures and options are:

 . To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

 . To reduce the Fund 's transaction costs or add value when these instruments are favorably priced.

  The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $420 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

Investment Adviser

The Fund employs Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, as its investment adviser. BHM&S manages the Fund subject to the control of the Trustees and officers of the Fund.

  BHM&S's advisory fee is paid quarterly. This fee is based on certain sliding annual percentage rates applied to the Fund's average month-end assets for each quarter.

  In addition, BHM&S's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the

                               PLAIN TALK ABOUT

                                 Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

                               PLAIN TALK ABOUT

                    Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

Russell Midcap Index over the same period. This Index is a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States.

  For the year ended October 31, 1998, the net fee paid to BHM&S was $430,000, after a decrease of $282,000 based on performance. This fee represented an effective annual rate of 0.23% of the Fund's average net assets.

  The Fund has authorized BHM&S to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

  In the interest of obtaining better execution of a transaction, BHM&S may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then BHM&S is authorized to choose a broker who, in addition to executing the transaction, will provide research services to BHM&S or the Fund. Also, the Fund may direct BHM&S to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

  The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, any such change will be communicated to shareholders in writing.


Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

  The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

  In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

  However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                               PLAIN TALK ABOUT

                              The Fund's Adviser

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S) is an investment advisory firm founded in 1979. As of October 31, 1998, BHM&S managed more than $34 billion in stock and bond portfolios for a limited number of institutional clients. Since 1985, BHM&S has managed the majority of the assets for Vanguard Windsor II Fund. The managers responsible for overseeing the implementation of BHM&S's strategy for Vanguard Selected Value Fund are:

  James S. McClure, Principal at BHM&S; has managed portfolio investments since 1976; with BHM&S since 1995; B.A. and M.B.A., University of Texas.

  John P. Harloe, Principal at BHM&S; has managed portfolio investments since 1984; with BHM&S since 1995; B.A. and M.B.A., University of South Carolina.

8
Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.

  Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Description or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                         Total Assets - Liabilities
Net Asset Value =     ---------------------------------
                        Number of Shares Outstanding

  Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

  A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

  The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is SelValu.


PLAIN TALK ABOUT

Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                                                               9
Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance since inception, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report-- along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

PLAIN TALK ABOUT

How to Read the Financial Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $12.98 per share. During the year, the Fund earned $.07 per share from investment income (interest and dividends). There was a decline of $2.31 per share from investments that had depreciated in value or that were sold for lower prices than the Fund paid for them.

  Shareholders received $.51 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

  Investment losses $2.24 per share plus the distributions ($.51 per share) resulted in a share price of $10.23 at the end of the year. This was a decrease of $2.75 per share (from $12.98 at the beginning of the year to $10.23 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -17.80% for the year.

  As of October 31, 1998, the Fund had $152 million in net assets. For the year, its expense ratio was 0.65% ($6.50 per $1,000 of net assets); and its net investment income amounted to 0.58% of its average net assets. It sold and replaced securities valued at 47% of its net assets.


                                                    Vanguard Selected Value Fund
                                                  Year Ended October 31,
                                                  ----------------------
                                                                           Feb. 15* to
                                                    1998        1997     Oct. 31, 1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.98      $10.07            $10.00
---------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                              .07         .06               .04
  Net Realized and Unrealized Gain(Loss)
   on Investments                                  (2.31)       3.02               .03
                                                  -------------------------------------
   Total from Investment Operations                (2.24)       3.08               .07
                                                  -------------------------------------
Distributions
  Dividends from Net Investment Income              (.05)       (.06)               --
  Distributions from Realized Capital Gains         (.46)       (.11)               --
                                                  -------------------------------------
    Total Distributions                             (.51)       (.17)               --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $10.23      $12.98            $10.07
=======================================================================================

Total Return                                     -17.80%      30.92%             0.70%
=======================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)              $152        $190               $93
  Ratio of Total Expenses to Average Net Assets    0.65%       0.74%           0.75%**
  Ratio of Net Investment Income to
    Average Net Assets                             0.58%       0.60%           0.75%**
  Turnover Rate                                      47%         32%               25%
=======================================================================================

* Inception date.
**Annualized.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.



"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

10
Investing with Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

 . If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

 . If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than four substantive "round trips" through the Fund (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

  Before making an exchange to or from another fund available in your plan, consider the following:

 . Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

 . Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

 . Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

Accessing Fund Information by Computer

--------------------------------------------------------------------------------
Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

(This page intentionally left blank.)

(This page intentionally left blank.)

Glossary of Investment Terms

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Fund Diversification
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

Growth Stock Fund

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth.
Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Price/Earnings (P/E) Ratio
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Value Stock Fund
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison to such factors as revenue, earnings, book value, and dividends.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                       [LOGO OF THE VANGUARD GROUP APPEARS HERE]

                                                    Institutional Division
                                                    Post Office Box 2900
                                                    Valley Forge, PA 19482-2900



For More Information
If you'd like more information about Vanguard Selected Value Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Participant Services Center
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-800-523-1188

Text Telephone:
1-800-523-8004

World Wide Web:
www.vanguard.com

E-mail:
online@vanguard.com


Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-07443




(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

I934N-02/05/1999

                                    PART B

                           VANGUARD WHITEHALL FUNDS
                                 (the "Trust")
                      STATEMENT OF ADDITIONAL INFORMATION
                               February 5, 1999

  This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated February 5, 1999). To obtain the Prospectus and the Annual Report to Shareholders, containing Vanguard Selected Value Fund's Financial Statements, which are hereby incorporated by reference, please call:

                       Investor Information Department:

                          1-800-662-7447 (SHIP)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust...................................................  B-1
Investment Policies........................................................  B-3
Fundamental Investment Limitations.........................................  B-9
Management of the Trust.................................................... B-10
Investment Advisory Services............................................... B-13
Portfolio Transactions..................................................... B-15
Yield and Total Return..................................................... B-16
Purchase of Shares......................................................... B-18
Redemption of Shares....................................................... B-18
Share Price................................................................ B-18
Financial Statements....................................................... B-20
Comparative Indexes........................................................ B-21

                           DESCRIPTION OF THE TRUST

Organization

  The Trust was organized as a Maryland corporation in 1995, and was reorga-nized as a Delaware business trust in June, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following fund and class of shares:

                   Vanguard Selected Value Fund (the "Fund")

  The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

Service Providers

  Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as the Fund's custodian. The custodian is responsi-ble for maintaining the Fund's assets and keeping all necessary accounts and records.

  Independent Accountants. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accoun-tants. The accountants audit the Fund's financial statements and provide other related services.

  Transfer and Dividend-Paying Agent. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

Characteristics of the Trust's Shares

  Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its fund(s) may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its fund(s) will continue indefinitely.

  Shareholder Liability. The Trust is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remain-ing assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

  Dividend Rights. The shareholders of a fund are entitled to receive any div-idends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distribu-tions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

  Voting Rights. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a mate-rial degree the rights and preferences of the shares of any class or fund; or
(iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various cir-cumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a frac-tional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

  Liquidation Rights. In the event of liquidation, shareholders will be enti-tled to receive a pro rata share of the net assets of applicable funds of the Trust.

  Preemptive Rights. There are no preemptive rights associated with the Trust.

  Conversion Rights. There are no conversion rights associated with the Trust.

  Redemption Provisions. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Informa-tion.

  Sinking Fund Provisions. The Trust has no sinking fund provisions.

  Calls or Assessment. The Trust's shares are fully paid and non-assessable.

Tax Status of the Trust

  The Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make sub-stantial distributions before regaining its tax status as a regulated invest-ment company.

                              INVESTMENT POLICIES

  The following policies supplement the Trust's investment policies set forth in the Prospectus:

Futures Contracts

  Selected Value Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while re-maining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more at-tractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agen-cy. Assets committed to futures contracts will be segregated to the extent re-quired by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing prof-its from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts

  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addi-tion, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Fund's total assets.

Risk Factors in Futures Transactions

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell port-folio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make deliv-ery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liq-uid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently as-sociated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or re-lated option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts

  Except for transactions which Selected Value Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recog-nize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with re-spect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are in-tended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be re-quired to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, gains from the sale of securi-ties or foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain real-ized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

Repurchase Agreements

  Selected Value Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market condi-tions or to generate income from its excess cash balances. A repurchase agree-ment is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, bro-ker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Custodian Bank until repurchased. In addition, the Trust's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, bro-ker or dealer party to a repurchase agreement with the Fund.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's man-agement acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Illiquid Securities

  The Fund may invest up to 15% of its net assets in illiquid securities. Il-liquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

  The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees. This generally includes securities that are unregistered than can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's in-vestment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advis-er's decisions. Several factors the Board considers in monitoring these deci-sions include the valuation of a security, the availability of qualified in-stitutional buyers, and the availability of information about the security's issuer.

Lending of Securities

  Selected Value Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

Vanguard Interfund Lending Program

  The SEC has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the re-quirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the pro-gram only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.

Foreign Investments

  Vanguard Selected Value Fund may invest up to 20% of its assets in securi-ties of foreign companies. Investors should recognize that investing in for-eign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

Currency Risk

  Since the stocks of foreign companies are frequently dominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Country Risk

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and practices comparable to those appli-cable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than secu-rities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or so-cial instability, or diplomatic developments which could affect U.S. invest-ments in those countries.

  Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addi-tion, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for cus-todial arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Fund. However, these for-eign withholding taxes are not expected to have a significant impact on the Fund, since the Fund seeks long-term capital appreciation and any income should be considered incidental.

Federal Tax Treatment of Non-U.S. Transactions

  Special rules govern the Federal income tax treatment of certain transac-tions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent pro-vided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instru-ment if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regu-lated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules ap-ply. With respect to transactions covered by the special rules, foreign cur-rency gain or loss is calculated separately from any gain or loss on the un-derlying transaction is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss aris-ing from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transac-tion engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.


Temporary Investments

  The Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment strategies in response to adverse market, econom-ic, political or other conditions. Such measures could include investments in
(a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

  The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the hold-ers of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the Fund's net asset value present at or represented in the vote, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

  Borrowing. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its out-standing borrowings exceed 5% of net assets.

  Commodities. The Fund may not invest in commodities, except that it may in-vest in stock futures contracts, stock options, options on stock futures con-tracts, and forward foreign currency exchange transactions. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures con-tracts, and no more than 20% of the Fund's total assets may be invested in swap agreements at any time.

  Diversification. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one is-suer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

  Illiquid Securities. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are il-liquid.

  Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry.

  Investing for Control. The Fund may not invest in a company for purposes of controlling its management.

  Investment Companies. The Fund may not invest in any other investment compa-ny, except through a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Sec-tion 12 must have investment objectives and investment policies consistent with those of the Fund.

  Loans. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Van-guard's interfund lending program.

  Margin. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  Pledging assets. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

  Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds se-cured by real estate.

  Senior securities. The Fund may not issue senior securities, except in com-pliance with the 1940 Act.

  Underwriting. The Fund may not engage in the business of underwriting secu-rities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

  Unseasoned companies. The Fund may not invest more than 5% of its assets in companies that have less than three years operating history (including the op-erating history of any predecessors).

  Puts and Calls. The Fund may not purchase or sell put options or call op-tions, except as provided in the prospectus.

  The above-mentioned investment limitations are considered at the time in-vestment securities are purchased. None of these limitations prevents the Trust from participating in The Vanguard Group, Inc. ("Vanguard"). As a member of The Vanguard Group of Investment Companies, the Fund may own securities is-sued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Trust" for more infor-mation.

                            MANAGEMENT OF THE TRUST

The Vanguard Group

  The Trust is a member of The Vanguard Group of Investment Companies which consists of more than 35 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Trusts.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the Trusts under procedures approved by the Trustees of each Trust. In addition, each Trust bears its own direct expenses such as legal, auditing and custodian fees.

  The Officers of the Trusts are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Trusts.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 un-der the Investment Company Act of 1940. The Code is designed to prevent unlaw-ful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to en-gage in personal securities transactions. However, such transactions are sub-ject to procedures and guidelines similar to, and in many cases more restric-tive than, those recommended by a blue ribbon panel of mutual fund industry executives.

  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts has invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard Trust may be called upon to invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard Trust may contribute to Vanguard's capitalization. At October 31, 1998, the Trust had contributed capital of $28,000 to Vanguard, represent-ing 0.04% of Vanguard's capitalization.

Trustees and Officers

  The Officers of the Trust manage its day-to-day operations and are responsi-ble to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Of-ficers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of

Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, Penn-sylvania 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Commit-tee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Re-search Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Direc-tor of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, Jr., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/ Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Prod-ucts Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gam-ble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Explora-tion Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, Jr., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chair-man and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Prod-ucts); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
--------
*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

Management

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Trusts by third parties. During the fiscal year ended October 31, 1998, the Trust's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $671,000.

Distribution

  Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promo-tional materials and marketing personnel. Distribution services may also in-clude organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon their relative net assets. The re-maining one half of these expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group. Provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Van-guard Group, and that no Trust shall incur annual distribution expenses in ex-cess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1998, the Trust incurred approximately $56,000 of The Vanguard Group's distribution and marketing expenses, which represented an ef-fective annual rate of 0.03% of the Trust's average month-end net assets.

Investment Advisory Services

  Vanguard also provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money manage-ment staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Trusts utilizing these services.

Trustee Compensation

  The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensa-tion. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.

  Independent Trustees. The Trusts compensate their independent Trustees--that is, the ones who are not also officers of the Trust--in three ways:

  . The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

  . The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

  . Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement or until each Trustee's death.

  "Interested" Trustees. The Trusts' interested Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  Compensation table. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of com-pensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended October 31, 1998.

                           VANGUARD WHITEHALL FUNDS
                              COMPENSATION TABLE

                                                                      Total
                                           Pension or              Compensation
                                           Retirement   Estimated    From All
                                            Benefits      Annual     Vanguard
                              Aggregate    Accrued As    Benefits  Trusts Paid
                             Compensation Part of Trust    Upon         to
Names of Trustees             From Trust    Expenses    Retirement Trustees(1)
-----------------            ------------ ------------- ---------- ------------
John C. Bogle...............     --            --            --          --
John J. Brennan.............     --            --            --          --
Barbara Barnes
 Hauptfuhrer(2).............     $53           $ 7       $15,000     $75,000
JoAnn Heffernan Heisen......     $18           $ 3       $15,000     $25,000
Robert E. Cawthorn(2).......     $31           $ 5       $ 6,000     $43,750
Bruce K. MacLaury...........     $58           $ 5       $12,000     $70,000
Burton G. Malkiel...........     $54           $ 5       $15,000     $75,000
Alfred M. Rankin, Jr. ......     $53           $ 4       $15,000     $75,000
John C. Sawhill.............     $53           $ 5       $15,000     $75,000
James O. Welch, Jr. ........     $53           $ 6       $15,000     $75,000
J. Lawrence Wilson..........     $53           $ 4       $15,000     $75,000

--------

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.

                         INVESTMENT ADVISORY SERVICES

  Investment Advisory Agreement with Barrow, Hanley, Mewhinney &
Strauss. Vanguard Selected Value Fund is managed by Barrow, Hanley, Mewhinney & Strauss ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 under the terms of an agreement. BHM&S is owned by United As-set Management, International Place, Boston, MA 02110.

  The investment philosophy of BHM&S is to use fundamental research to iden-tify undervalued stocks. Jim McClure and John Harloe have been designated as portfolio managers for the assets of the Fund. Jim McClure has managed portfo-lio investments since 1976; with BHM&S since 1995. John Harloe has managed portfolio investments since 1984; with BHM&S since 1995.

  For the services rendered by BHM&S, the Fund pays BHM&S a base advisory fee, at the end of each quarter, adjusted by an incentive/penalty adjustment re-flecting the investment performance of the Fund relative to the total return of the Russell Midcap Index. The Russell Midcap Index is prepared by Frank Russell Company (which is not affiliated with the Trust or any of the Trust's affiliates), and is composed of the 800 smallest stocks (by market capitaliza-
tion) in the Russell 1000 Index. BHM&S's fees are calculated according to the following rules:

    a) Total Quarterly Fee Payable. The total quarterly fee payable by the Fund to BHM&S is the base advisory fee for the quarter plus the performance adjustment (which may be negative).

    b) Base Advisory Fee for the Quarter. The base advisory fee for the quar-ter is calculated by applying the following quarterly percentage rates to the average of month-end assets of the Fund for the quarter:

                                                                Annual Quarterly
   Net Assets                                                    Rate    Rate
   ----------                                                   ------ ---------
   First $100 million.......................................... 0.40%   0.1000%
   Next $200 million........................................... 0.35%   0.0875%
   Next $300 million........................................... 0.25%   0.0625%
   Next $400 million........................................... 0.20%   0.0500%
   Over $1 billion............................................. 0.15%   0.0375%

    c) Performance Adjustment. The performance adjustment is calculated as follows:

      i) prior to March 1, 1997, the performance adjustment formula was not operative.

      ii) beginning with the quarter ended April 30, 1997 and thereafter, the performance adjustment is calculated for the relevant performance period. The performance period is the 36 months preceding the quarter-end, or the months that have elapsed between March 1, 1996 and the end of the quarter for which the fee is being computed, whichever is short-er. A base fee for the performance period is calculated based on the Fund's average month-end assets during the performance period multi-plied by the quarterly rates used in calculating the base advisory fee for the quarter. An incentive/penalty adjustment reflecting the invest-ment performance of the Fund relative to the total return of the Rus-sell Midcap Index is applied to the base fee for the performance peri-od. The following table sets forth the calculation of the performance adjustment:

            Cumulative 36-
          Month Performance
     vs. the Russell Midcap Index               Performance Adjustment
     ----------------------------       ---------------------------------------
      Less than -12%................... -0.50 X Base Fee for Performance Period
      Between -12% and -6%............. -0.25 X Base Fee for Performance Period
      Between -6% and +6%..............     0 X Base Fee for Performance Period
      Between +6% and +12%.............  0.25 X Base Fee for Performance Period
      More than +12%...................  0.50 X Base Fee for Performance Period

      iii) Until the quarter ending April 30, 1999, the performance adjust-ment for BHM&S will be calculated according to the following transition rules:

        (a) March 1, 1996 through April 30, 1999. Beginning with the quar-ter ended April 30, 1997, and until the quarter ending April 30, 1999, the performance adjustment will be computed based upon a com-parison of the investment performance of the Fund and that of the Russell Midcap Index over the number of months that have elapsed be-tween March 1, 1996 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Fund must exceed the investment record of the Russell Midcap Index shall increase proportionately from 4.67% and 2.33%, respectively, for the fourteen months ended April 30, 1997, to 12% and 6%, for the thirty-six months ending April 30, 1999.

        (b) After April 30, 1999. For the quarter ending July 31, 1999 and thereafter, the period used to calculate the incentive/penalty ad-justment shall be the 36 months preceding the end of the quarter for which the fee is being computed, and the number of percentage points used shall be twelve and six.

  Calculating Relative Investment Performance. The investment performance of the Fund for a period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period;
(ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period.

  The investment record of the Russell Midcap Index will be calculated monthly by (i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the Russell Midcap Index by its weighting in the Russell Midcap Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell Midcap Index will be the compounded monthly returns of the Russell Midcap Index.

  For the period February 15 to October 31, 1996, the Fund paid approximately $190,000 to BHM&S for investment advisory services. For the fiscal years ended October 31, 1997 and 1998, the Fund incurred investment advisory fees of $517,000 and $712,000 (before a decrease of $93,000 and $282,000 based on per-formance), respectively.

  Related Information Concerning BHM&S. BHM&S, One McKinney Plaza, 3232 McKin-ney Avenue, 15th Floor, Dallas, Texas, 75204, is an independent, owner-managed investment management firm founded in 1979, which provides investment advisory services to individuals, employee benefit plans, investment companies and other institutions. BHM&S is owned by United Asset Management, 1 International Place, Boston, Massachusetts 02110. As of October 31, 1998, BHM&S provided in-vestment advisory services to clients having assets with an approximate value of $34.6 billion.

  The agreement will be renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Trust's Board of Trust-ees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically ter-minated if assigned, and may be terminated by the Fund without penalty, at any time, (1) either by vote of the Board of Trustees of the Trust on sixty (60) days' written notice to BHM&S, or (2) by BHM&S upon ninety (90) days' written notice to the Trust. Any such change will be communicated to shareholders in writing.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes BHM&S (with the approval of the Trust's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and directs BHM&S to use its best efforts to obtain the best available price and most fa-vorable execution with respect to all transactions for the Fund. The invest-ment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds rea-sonably obtainable under the circumstances. During the period February 15, 1996 to October 31, 1996 the Fund paid $161,469 in brokerage commissions; dur-ing the years ended October 31, 1997 and 1998, the Fund paid $169,499 and $210,000, respectively, in brokerage commissions.

  In placing portfolio transactions, BHM&S will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. The investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may re-duce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Trust's Board of Trustees, the investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research serv-ices a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the over-all responsibilities of the investment adviser to the Fund and the other Funds in Vanguard.

  Currently, it is the Fund's policy that the investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund.

  Some securities considered for investment by the Fund may also be appropri-ate for the other Vanguard Funds and/or other clients served by the investment adviser. If purchase or sale of securities consistent with the investment pol-icies of a Fund, the other Vanguard Funds and/or one or more of these other clients are considered at or about the same time, transactions in such securi-ties will be allocated among the Vanguard Funds and clients in a manner deemed equitable by the investment adviser. Although there will be no specified for-mula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Trust's Board of Trustees.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended October 31, 1998 was 0.71%. Yields are calculated daily and premiums and discounts on asset-backed accounts are not amortized. The average annual total return for Selected Value Fund for the year ended October 31, 1998, and since its inception on February 15, 1996, was -17.8% and 3.02%, respectively.

Average Annual Total Return

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quo-tations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                            T = (ERV/P)/1//n-1

  Where:
     T    =    average annual total return
     P    =    a hypothetical initial investment of $1,000
     n    =    number of years
     ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

Cumulative Total Return

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were rein-vested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                              C = (ERV/P)-1

  Where:
     C    = cumulative total return
     P    = a hypothetical initial investment of $1,000
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC Yield

  Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by di-viding the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                      YIELD = 2[((a-b)/cd + 1)/6/-1]

  Where:

     a   = dividends and interest earned during the period
     b   = expenses accrued for the period (net of reimbursements)
     c   = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d   = the maximum offering price per share on the last day of the period

                              PURCHASE OF SHARES

  The Trust reserves the right in its sole discretion (i) to suspend the of-fering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on ini-tial and subsequent investments for certain fiduciary accounts, such as em-ployee benefit plans, or under circumstances where certain economies can be achieved in sales of the Trust's shares.

  The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and condi-tions. Under this arrangement, the Fund will be deemed to have received a pur-chase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Cus-tomer orders that are properly transmitted to the Fund by Schwab, or if appli-cable, Schwab's authorized designee, will be priced as follows:

    Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                             REDEMPTION OF SHARES

  The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

                                  SHARE PRICE

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the ex-change where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of a Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  In determining the Fund's net asset value per share, all assets and liabili-ties initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stan-ley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended October 31, 1998, includ-ing the financial highlights for the period February 15, 1996 through October 31, 1996 and the fiscal years ended October 31, 1997, and October 31, 1998 ap-pearing in the Vanguard Selected Value Fund 1998 Annual Report to Sharehold-ers, and the report thereon of PricewaterhouseCoopers LLP, independent accoun-tants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's per-formance, please see the Fund's 1998 Annual Report to Shareholders, which may be obtained without charge.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

  The Fund may use one or more of the following unmanaged indices for compara-tive performance purposes:

  Standard and Poor's 500 Composite Stock Price Index--contains the stocks of 500 of the largest domestic companies.

  Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

  Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  Wilshire 5000 Equity Index--consists of approximately 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is avail-able.

  Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

  Morgan Stanley Capital International All Country Index--is an arithmetic, market value-weighted average of the performance of over 2,427 securities listed on the stock exchanges of countries included in the EAFE Index, United States, Canada, and Emerging Markets.

  Capital Opportunities Fund Stock Index--the Index is composed of the various common stocks that are held in the largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

  Global Balanced Index--a fixed weighted index of global stocks, bonds and U.S. cash reserves, the component parts of which are derived from the adjusted capitalization weighted averages of individual currency adjusted local country indices.

  Morgan Stanley Capital International World Index--an arithmetic, market val-ue-weighted average of the performance of over 1,460 securities listed on the stock exchanges of 23 countries.

  Salomon Brothers World Government Bond Index--a market capitalization-weighted index consisting of government bond markets of 14 countries.

  Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  Salomon Brothers GNMA Index--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  Salomon Brothers High-Grade Corporate Bond Index--consists of publicly is-sued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

  Lehman Corporate (BAA) Bond Index--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

  Standard & Poor's Preferred Index--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

  NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  Lehman Brothers Aggregate Bond Index--is a market weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The in-dex has a market value of over $900 billion.

  Lipper Balanced Fund Average--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  Lipper Non-Government Money Market Fund Average--An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  Lipper Government Money Market Fund Average--An industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

  Russell 3000 Index--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

  Russell 2000 Stock Index--composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

  Russell 2000(R) Value Index--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

  Russell Midcap(TM) Index--composed of all medium and medium/small companies in the Russell 1000 Index.

  Advertisements which refer to the use of the Fund as a potential investment for Individual Retirement Accounts may quote a total return based upon com-pounding of dividends on which it is presumed no Federal income tax applies.

  In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not iden-tical to the Fund's portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to cal-culate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                                    PART C

                           VANGUARD WHITEHALL FUNDS

                               OTHER INFORMATION

Item 23. Exhibits

 Exhibit Description
 ------- -----------
   (a)   Declaration of Trust*
   (b)   By-Laws*
   (c)   Not Applicable
   (d)   Investment Advisory Contract*
   (e)   Not Applicable
   (f)   Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information
   (g)   Custodian Agreement*
   (h)   Amended and Restated Funds' Service Agreement*
   (i)   Legal Opinion*
   (j)   Consent of Independent Accountants+
   (k)   Not Applicable
   (l)   Not Applicable
   (m)   Not Applicable
   (n)   Financial Data Schedule+
   (o)   Not Applicable

--------
*  Filed previously

+  Filed herewith

Item 24. Persons Controlled by or under Common Control with the Fund

  Registrant is not controlled by or under common control with any person.

Item 25. Indemnification

  The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Regis-trant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws gener-ally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capac-ity. Among other things, this provision excludes any liability arising by rea-son of willful misfeasance, bad faith, gross negligence, or the reckless dis-regard of the duties involved in the conduct of the Trustee's or Officer's of-fice with the Registrant.

Item 26. Business and Other Connections of the Investment Adviser

  Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advis-ers Act"). The list required by this Item 26 of officers and directors of BHM&S, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and direc-tors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by BHM&S pursuant to the Advisers Act (SEC File No. 801-14861).

Item 27. Principal Underwriters

  (a) Not Applicable
  (b) Not Applicable
  (c) Not Applicable

Item 28. Location of Accounts and Records

  The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the Rules thereunder will be maintained at the of-fices of Registrant; and Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, Boston, Massachusetts 02105.

Item 29. Management Services

  Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

  Not applicable

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Regis-tration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsyl-vania, on the 1st day of February, 1999.

                                          Vanguard Whitehall Funds

                                                        (signature)
                                          By: _________________________________
                                                       (Heidi Stam)
                                                     John J. Brennan*,
                                               Chairman and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effec-tive Amendment to the Registration Statement has been signed below by the fol-lowing persons in the capacities and on the date indicated:

             Signatures                        Title
                                                                     Date

             (signature)               Senior Chairman of     February 1, 1999
By: _________________________________   the Board and
            (Heidi Stam)                Trustee
           John C. Bogle*

             (signature)               Chairman, Chief        February 1, 1999
By: _________________________________   Executive Officer
            (Heidi Stam)                and Trustee
          John J. Brennan*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
       JoAnn Heffernan Heisen*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
         Burton G. Malkiel*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
         Bruce K. MacLaury*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
       Alfred M. Rankin, Jr.*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
          John C. Sawhill*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
        James O. Welch, Jr.*

             (signature)               Trustee                February 1, 1999
By: _________________________________
            (Heidi Stam)
         J. Lawrence Wilson*

             (signature)               Treasurer and          February 1, 1999
By: _________________________________   Principal Financial
            (Heidi Stam)                Officer and
         Thomas J. Higgins*             Accounting Officer

* By Power of Attorney. See 1933 Act File Number 33-4424, filed on January 25, 1999. Incorporated by Reference.

                                 EXHIBIT INDEX

Consent of Independent Accountants..................................... EX-99.BJ
Financial Data Schedule................................................ EX-99.BN